AGA Financial Forum

May 2014

125 YEARS OF SERVICE 1889 – 2014

Disclaimer

All forward-looking statements are Avista management's present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

For more information on such factors and uncertainties, consent Avista's most recent form 10-K and 10-Q, which are available on our website at avistacorp.com

A core utility business with growth platforms



We are an industry leader with a 125-year history of service, trust, innovation and collaboration

Avista Utilities

Regulated electric and natural gas operations

Serves customers in Washington, Idaho and Oregon

Contributes to over 90% of earnings

Ecova

Energy sustainability and management company

Serves 700+ national customers and 50+ utilities

Other Businesses

Strategic investments for growth

Includes certain corporate costs

Key drivers to building value

Projecting earnings growth of 4% to 5%

Avista Utilities	▪ 5% to 6% rate base growth through investment in our utility system ▪ Load growth ~1% + opportunity in other value added services ▪ Opportunity for additional selective utility acquisitions ▪ Attractive dividend growth of 4% to 5%
Ecova	▪ Strong earnings growth ▪ Opportunity for monetization
Other Businesses	▪ Exploring new growth opportunities ▫ Investments in LNG

Reliably building value for our customers, investors, communities and employees

AVISTA

Strong foundation and deep dedication to accomplish great things

Providing safe and reliable service for over 125 years

- Serves electric and natural gas customers
  - 30,000 square mile service territory
  - Service area population 1.5 million
    - 367,000 electric customers
    - 326,000 natural gas customers
- Strong customer focus
  - 90% percent or better customer satisfaction ratings every year since 1999
- Invested in the community we serve
  - Over 46,000 employee volunteer hours in 2013
  - $1.5 million in charitable giving through Avista and the Avista Foundation in 2013



WASHINGTON
KETTLE FALLS
Seattle
Olympia
SPOKANE
OTHELLO
PULLMAN
CLARKSTON
GOLDENDALE
STEVENSON
Portland
Salem
SANDPOINT
NOXON
COEUR D' ALENE
MONTANA
Helena
MOSCOW
LEWISTON
GRANGEVILLE
LA GRANDE
IDAHO
OREGON
Boise
ROSEBURG
MEDFORD
KLAMATH FALLS
AVISTA'S SERVICE TERRITORY

AVISTA

Growing customer base

Projected annual customer growth ~1%



Increase in Customers Served
3,062
4,116
6,894
1,234
2011
2012
2013
Q1 2014
Electric
Natural Gas



2013 retail revenue by customer class	
▪ Residential	51%
▪ Commercial	38%
▪ Industrial	11%

AVISTA

Well positioned with a clean mix of generation resources

Founded on clean, renewable hydropower

- Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs
- Long resources until 2020
  - Plan to add two 83 MW single-cycle CTs, by the beginning of 2020 and the end of 2023
- Exceeds Washington state's 15% Renewable Portfolio Standard



Noxon Rapids Dam

Electricity Generation Resource Mix*

As of Dec. 31, 2013



Natural Gas 35%
Hydro 48%
Coal 9%
Wind 6%
Biomass 2%

**Based on maximum capacity*

Modernizing facilities and technology


Utility Capital Expenditures
($ millions)
Environmental
Generation
Gas
Other*
Growth
Enterprise Technology
T&D
$294
$8
$34
$34
$36
$41
$58
$83
$335
$16
$65
$40
$25
$33
$58
$98
$355
$30
$52
$43
$29
$38
$36
$127
$350
$16
$35
$43
$33
$41
$43
$139
2013
Actual
2014
2015
2016
Projected

*Other includes Facilities and Fleet

Investment in our utility system driving growth

5% to 6% rate base growth



2013 Rate Base by Jurisdiction
($ millions)
Oregon Gas $164
Idaho Gas $114
Idaho Electric $667
Washington Electric $1,254
Washington Gas $233



Year-end Rate Base
($ millions)
$2,432
$2,570
$2,740
$2,900
Compound annual growth rate of 6%
2013
2014
2015
2016
Actual
Projected

AERC* acquisition – one gateway to new growth

- Expected to close by July 1, 2014
- Purchase price $170 million, less the assumption of debt and other closing adjustments
- Funded primarily through the issuance of Avista common stock to AERC shareholders
- Slightly accretive to earnings per share in 2015



Juneau, Alaska

Total Revenues	$42.6 million
Total Rate Base	$109 million
Approved ROE	12.875%
Approved Equity Ratio	53.8%
Number of Employees	60
Number of Customers	16,000
Name Plate Capacity (MW)	196.6
Hydro	102.7
Diesel	93.9

As of March 31, 2014

*AERC – Alaska Electric Light & Power Company

Steady earnings growth

Projecting growth of 4% to 5% per year



Consolidated Diluted Earnings per Share
Guidance*
$1.77-$1.97
$1.65
$1.72
$1.32
$1.85
2010
2011
2012
2013
2014 Projected

Guidance by Segment

Avista Utilities*	$1.68-$1.82
Ecova	$0.12-$0.16
Other	$(0.03)-$(0.01)

Guidance generally includes only normal operating conditions and does not include unusual items such as settlement transactions, impairments, or acquisitions and dispositions until the effects are known and certain.

* Expect to be near the upper end of the range, including the impacts of the Energy Recovery Mechanism in WA. It does not include any impact from the planned acquisition of AERC.

Driving effective regulatory outcomes

Washington

- Filed general rate case Feb. 4, 2014, designed to increase electric base revenues by 3.8% or $18.2 million and natural gas base revenues by 8.1% or $12.1 million with proposed rates effective Jan. 1, 2015
- Based on 49% equity ratio and 10.1% return on equity

Idaho

- Currently evaluating the need to file a general rate case in 2014

Oregon

- On Jan. 22, 2014, the Oregon Public Utilities Commission approved an all-party settlement agreement with new rates implemented in two phases
- Natural gas increase of 4.4% or $3.8 million on Feb. 1, 2014, and 1.6% or $1.35 million on Nov. 1, 2014
- Based on 48% equity ratio and 9.65% return on equity

Strong utility returns

Authorized Return on Equity by Jurisdiction	
Washington	9.80%
Idaho	9.80%
Oregon	9.65%

Utility Return on Average Shareholder Equity



8.6%
8.4%
7.3%
9.3%
8.4%-9.1%
2010
2011
2012
2013
2014 Projected

AVISTA

Prudent balance sheet and liquidity

$279.4 million of available liquidity as of March 31, 2014

No significant maturities until 2018

($ millions)


$90
$273
$90
$52
$250
$13.5
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Represents long-term debt maturities only through 2024

Consolidated Capital Structure

March 31, 2014


Equity
47.2%
Debt
52.8%

Healthy Credit Rating*	S&P	Moody's
Corporate Credit/Issuer Rating	BBB	Baa1
Senior Secured Debt	A-	A2
Outlook	Stable	Stable

**A security rating is not a recommendation to buy, sell or hold securities.*

AVISTA

Maintaining appropriate capital structure

	Expected Issuance		
	Equity	Debt	Cash
Avista Corp.*	$145 M	$190 M	$60 M
Avista Utilities (stand alone)	$75 M	$100 M	$50 M**
AERC***	$70 M	$90 M	$10 M

* Expect to issue approximately $145 million of common stock related to closing the planned acquisition of AERC

** Included in 2014 liquidity estimates is approximately $50 million of lower tax payments due to the planned adoption of federal tax tangible property regulations

*** Rebalancing of the consolidated capital structure at AERC

AVISTA

Attractive and growing dividend

Dividend growth expected to keep pace with long-term earnings growth


$1.00
$1.10
$1.16
$1.22
$1.27
Annual Dividend Growth 4% to 5%
2010
2011
2012
2013
2014*

** Current Quarterly Dividend of $0.3175 Annualized*

AVISTA

Ecova's contribution to growth

ecova™

Total energy and sustainability management

Providing energy efficiency and cost management

ecova

- Industry pioneer, founded in 1995
- Headquartered in Spokane, Wash.
- Over 1,500 employees
- 80.2% owned by Avista Corp.
- We are in the process of exploring the possibility of selling our interest in Ecova

Expense & Data Management Services

- Utility Bill Processing & Analysis
- Telecom Lifecycle Management
- Financial Planning/Budgeting
- Real Estate Owned

Energy Management Services

- Energy Supply Management (including Procurement, Conservation & Performance Reporting)
- Facility Optimization (including Continuous Monitoring)
- Sustainability (including Carbon & Waste Management)
- Utility Energy Efficiency Programs

Ecova's customer retention rate at 97%

Manages over 720,000 billed sites totaling about $22B in expenditures

Continuing growth at Ecova

Total Revenue


(in thousands)
$102,035
$137,848
$155,664
$176,761
$44,384
2010
2011
2012
2013
Q1 2014

Total Net Income
(Attributable to Avista Corp. Shareholders)


(in thousands)
$7,433
$9,671
$1,825
$7,129
$1,111
2010
2011
2012
2013
Q1 2014

2014 Projected Revenue by Service


53%
47%
Expense & Data Management Services
Energy Management Services

2014 Expectations

- Revenue in a range of $180-$200 million
- Two-thirds of earnings to occur during the second half of the year

AVISTA

Summary: Creating a valued investment

- Rate base and customer growth driving earnings growth
- Strong growth at Ecova
  - Potential monetization
- Creating other opportunities for growth
  - Selective utility acquisitions
  - Other value added services
  - Extending access to natural gas through CNG/LNG
- Attractive dividend yield, currently 4.0%
- One of the greenest utilities in the country

Reliably building value for our customers, investors, communities and employees

We welcome your questions



Company Contact

Jason Lang, Investor Relations Manager
509-495-2930
jason.lang@avistacorp.com
www.avistacorp.com